UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     June 15, 2006


                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

             Nevada                000-32903              98-0233859
             ------                ---------              ----------
  (State or other jurisdiction     Commission            IRS Employer
       of incorporation)          File Number)        Identification No.)


(Address of principal executive offices) (Zip Code): 2 Park Plaza, Suite 450, Irvine, California 92614

Registrant's telephone number, including area code: 949-733-1101


          ------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE.

     On June 15, 2006, Dermisonics, Inc. issued a press release (the "Press Release") announcing that it has received a Notice of Allowance from the United States Patent & Trademark Office on its second U-Strip(TM) patent application, concerning an ultrasonic drug delivery system. This second application focuses upon the use of an alternating sonic transmission instead of the use of conventional ultrasound, which is a sine wave transmission. A copy of the Press Release is furnished as Exhibit 99.1 to this report.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.    Furnished pursuant to Items 2.02 and 7.01.

     99.1     Press release by Dermisonics, Inc. issued on June 15, 2006.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           DERMISONICS, INC.


Date: June 15, 2006                 By: /s/ Bruce H. Haglund
                                        ----------------------------------
                                        Bruce H. Haglund, Chairman